Exhibit 99.1

NexTier Provides Operational Update and Guidance for the Fourth Quarter of 2021

HOUSTON, Texas (January 3, 2022) - NexTier Oilfield Solutions Inc. (NYSE: NEX) (“NexTier” or the “Company”) today provided an operational update and guidance for the fourth quarter of 2021.
Fourth Quarter 2021 Guidance & Recent Highlights

•Total revenue guidance of $500-510 million for Q4 2021, reflecting an increase of more than 25% compared to Q3 2021
•Reported adjusted EBITDA(1) guidance of $75-80 million for Q4 2021, includes approximately $18 million in expected gain on sale of assets
•Averaged 30 deployed and 29 fully-utilized fleets in Q4 2021 vs. 25 deployed and 24 fully-utilized fleets in Q3 2021
•Consistent with prior guidance, exited Q4 2021 with 31 deployed fleets with 1 additional staffed fleet ready for Q1 2022 deployment

Management Commentary
“The strong momentum we experienced when exiting the third quarter continued through year-end,” said Robert Drummond, President and Chief Executive Officer of NexTier. “The expected sequential gains resulted from solid growth across the entire NexTier enterprise, enhanced by the inclusion of a full quarter of Alamo contribution versus just one month in Q3 2021. Further, market indicators suggest that the pace of market recovery is increasing and frac service supply is rapidly tightening.
“We’re only just beginning to see the financial benefits of our integrated completion service model, which offers our customers higher efficiency and a path to lower costs and emissions,” Drummond continued. “Our integrated model will be a distinct competitive advantage for NexTier and our partners as we enter the next phase in US shale’s evolution. Supply chain disruptions and the newest COVID variant will continue to pose a challenge for our operations, but we’re confident we have the right team in place to minimize disruptions and any related financial impacts.”

“NexTier is beginning to experience the benefits from our countercyclical investment strategy, with the guidance revealing signs of strong, profitable growth as we exited 2021,” said Kenny Pucheu, Executive Vice President and Chief Financial Officer of NexTier. “Despite typical holiday seasonality, our Q4 2021 guidance suggests a step change in profitability per active frac fleet relative to Q3 2021 and we anticipate further gains throughout 2022.

“As an early adopter of low cost and emission technologies, NexTier is reaching the end of its two-year strategic conversion to a predominately natural gas capable fleet,” Pucheu added. “These investments were funded substantially by the sale of non-core businesses and assets, allowing us to minimize new capital deployed while repositioning the company as a leader in natural gas powered frac solutions. We enter 2022 with momentum, the industry’s largest natural gas capable fleet, and a supportive market backdrop.”

Fourth Quarter Expected One-Time Gains

Adjusted EBITDA guidance of $75-80 million for the fourth quarter includes an expected $18 million in one-time gain on the sale of assets. During Q4 2021, NexTier continued down the path of divesting diesel-powered frac equipment and other non-core assets to fund conversions of equipment to be powered by natural gas. These divestitures and resulting significant accounting gains in Q4 2021 came via previously announced equipment sales outside of the US as well as through trade-ins of excess diesel equipment in exchange for Tier 4 DGB conversions and conversion kits. These gains reflect our commitment to reallocate capital through the sale and trade in of conventional diesel equipment for conversion to dual fuel.
Outlook

Consistent with prior commentary, for the first quarter of 2022, NexTier expects to operate an average of 32 deployed frac fleets. The company was operating 31 fleets exiting Q4 2021 and intends to deploy one additional upgraded Tier 4 dual fuel frac fleet in Q1 2022.

Sequentially, we anticipate net pricing gains in Q1 2022 and increased utilization, with the expectation that we can achieve double-digit annualized EBITDA per fleet by the end of Q1 2022.

“We see a constructive demand backdrop for US onshore completion services as we begin 2022,” added Robert Drummond. “Supply of frac services has tightened considerably over the past year, and NexTier is in a great position to recapture a significant portion of the pricing concessions we made to help our customers through COVID while also benefitting from value provided by its leading position of premium horsepower. We remain confident that pricing can exit 2022 up double-digits from 2021’s exit. NexTier remains intently focused on Free Cash Flow (“FCF”) and we anticipate being on a sustained path to significant FCF generation beginning in 2022.”

Coronavirus Monitoring

The Company continues our coronavirus protocols focused on compliance with regulatory requirements and the safety of our partners, employees, and the communities in which we operate, while mitigating the impact on our financial performance. We continue to encourage our workforce to practice safe behaviors in the workplace and while away from work to help prevent community spread of COVID-19. In December, however, the Company experienced higher levels of employee absenteeism resulting from the surge in COVID-19 cases associated with the Omicron variant. It is possible that these negative effects will continue until infection rates decline. The future progression of the pandemic remains uncertain, including with respect to new or potential variants.

About NexTier Oilfield Solutions

Headquartered in Houston, Texas, NexTier is an industry-leading U.S. land oilfield service company, with a diverse set of well completion and production services across active and demanding basins. Our integrated solutions approach delivers efficiency today, and our ongoing commitment to innovation helps our customers better address what is coming next. NexTier is differentiated through four points of distinction, including safety performance, efficiency, partnership, and innovation. At NexTier, we believe in living our core values from the basin to the boardroom, and helping customers win by safely unlocking affordable, reliable and plentiful sources of energy.

(1)Non-GAAP Financial Measures. The Company has included in this press release or discussed on the conference call described above certain non-GAAP financial measures, some of which are calculated on segment basis or product line basis. These measurements provide supplemental information which the Company believes is useful to analysts and investors to evaluate its ongoing results of operations, when considered alongside GAAP measures such as net income and operating income.

Non-GAAP financial measures include EBITDA, Adjusted EBITDA, Adjusted Gross Profit, Adjusted Net Income (loss), free cash flow, adjusted free cash flow, Adjusted SG&A, and annualized adjusted gross profit per fully-utilized fracturing fleet and annualized adjusted gross profit per deployed fracturing fleet. These non-GAAP financial measures exclude the financial impact of items management does not consider in assessing the Company’s ongoing operating performance, and thereby facilitate review of the Company’s operating performance on a period-to-period basis. Other companies may have different capital structures, and comparability to the Company’s results of operations may be impacted by the effects of acquisition accounting on its depreciation and amortization. As a result of the effects of these factors and factors specific to other companies, the Company believes EBITDA, Adjusted EBITDA, Adjusted Gross Profit, Adjusted SG&A, and Adjusted Net Income(loss) provide helpful information to analysts and investors to facilitate a comparison of its operating performance to that of other companies. The Company believes free cash flow and Adjusted free cash flow is important to investors in that it provides a useful measure to assess management's effectiveness in the areas of profitability and capital management. Annualized Adjusted Gross Profit per fully-utilized fracturing fleet or per deployed fracturing fleet is used to evaluate the operating performance of the business line for comparable periods, and the Company believes it is important as an indicator of operating performance of our fracturing and integrated wireline product line because it excludes the effects of the capital structure and certain non-cash items from the product line’s operating results. For a reconciliation of these non-GAAP measures, please see the tables at the end of this press release. Reconciliations of forward-looking non-GAAP financial measures to comparable GAAP measures are not available due to the challenges and impracticability with estimating some of the items, particularly with estimates for certain contingent liabilities, and estimating non-cash unrealized fair value losses and gains which are subject to market variability and therefore a reconciliation is not available without unreasonable effort.

Non-GAAP Measure Definitions: EBITDA is defined as net income (loss) adjusted to eliminate the impact of interest, income taxes, depreciation and amortization. Adjusted EBITDA is defined as net income (loss) adjusted to eliminate the impact of interest, income taxes, depreciation and amortization, along with certain items management does not consider in assessing ongoing performance. Adjusted Gross Profit is defined as revenue less cost of services, further adjusted to eliminate items in cost of services that management does not consider in assessing ongoing performance.

Adjusted Gross Profit at the segment level is not considered to be a non-GAAP financial measure as it is our segment measure of profit or loss and is required to be disclosed under GAAP pursuant to ASC 280. Adjusted Net Income (Loss) is defined as net income (loss) plus the after-tax amount of merger/transaction-related costs and other non-routine items. Adjusted SG&A is defined as selling, general and administrative expenses adjusted for severance and business divestiture costs, merger/transaction-related costs, and other non-routine items. Free cash flow is defined as the net increase (decrease) in cash and cash equivalents before financing activities, including share repurchase activity. Adjusted free cash flow adjusts free cash flow for certain management adjustments. Annualized Adjusted Gross Profit per fully-utilized fleet, is a non-GAAP measure and is defined as (i) revenue less cost of services attributable to the fracturing and integrated wireline product line, further adjusted to eliminate items in cost of services that management does not consider in assessing ongoing performance for the fracturing and integrated wireline product line, (ii) divided by the fully-utilized fracturing and integrated wireline fleets (average deployed fleets multiplied by fleet utilization) per quarter, and then (iii) multiplied by four. Annualized Adjusted Gross Profit per deployed fracturing fleet, is a non-GAAP measure and is defined as (i) revenue less cost of services attributable to the fracturing and integrated wireline product line, further adjusted to eliminate items in cost of services that management does not consider in assessing ongoing performance for the fracturing and integrated wireline product line, (ii) divided by the deployed fracturing and integrated wireline fleets per quarter, and then (iii) multiplied by four.

Forward-Looking Statements
This press release and discussion in the conference call described above contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1993, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. The words “believe,” “continue,” “could,” “expect,” “anticipate,” “intends,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond the Company’s control. Statements in this press release or made during the conference call described above regarding NexTier, Alamo and the combined company that are forward-looking, including projections as to the Company’s 2021 guidance and outlook information, projections as to the number of fleets and other anticipated benefits of the proposed transaction, the impact of the proposed transaction on NexTier’s and Alamo’s business and future financial and operating results, and the amount and timing of synergies from the proposed transaction are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond NexTier’s and Alamo’s control. These factors and risks include, but are not limited to, (i) the competitive nature of the industry in which NexTier and Alamo conduct their business, including pricing pressures; (ii) the ability to meet rapid demand shifts; (iii) the impact of pipeline capacity constraints and adverse weather conditions in oil or gas producing regions; (iv) the ability to obtain or renew customer contracts and changes in customer requirements in the markets NexTier and Alamo serve; (v) the ability to identify, effect and integrate acquisitions, joint ventures or other transactions; (vi) the ability to protect and enforce intellectual property rights; (vii) the effect of environmental and other governmental regulations on NexTier and Alamo operations; (viii) the effect of a loss of, or interruption in operations of, NexTier or Alamo operations, or of one or more key suppliers, or customers, including resulting from inflation, COVID-19 resurgence, product defects, recalls or suspensions; (ix) the variability of crude oil and natural gas commodity prices; (x) the market price (including inflation) and timely availability of materials or equipment; (xi) the ability to obtain permits, approvals and authorizations from governmental and third parties; (xii) NexTier’s and Alamo’s ability to employ a sufficient number of skilled and qualified workers; (xiii) the level of, and obligations associated with, indebtedness; (xiv) fluctuations in the market price of NexTier’s stock; (xv) the duration (including resurgences), impact and severity of the COVID-19 pandemic and the response thereto, including the impact of social distancing, shelter-in-place or shutdowns of non-essential businesses and similar measures imposed or undertaken by governments, private businesses or others (including the economic, administrative, and social impacts of mask or vaccine mandates), and the possibility of increased inflation, travel restrictions, lodging shortages or other macro-economic challenges as the economy emerges from the COVID-19 pandemic; and (xv) other risk factors and additional information. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the effective integration of Alamo’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; unanticipated difficulties or expenditures relating to the transaction, the response or retention of customers and vendors as a result of the announcement and/or closing of the transaction; and the diversion of management time on transaction-related issues. For a more detailed discussion of such risks and other factors, see the Company’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, available on the SEC website or www.NexTierOFS.com. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Investor Contact:
Kenneth Pucheu
Executive Vice President - Chief Financial Officer

Michael Sabella

Vice President - Investor Relations and Business Development
michael.sabella@nextierofs.com